BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: June 16, 2023 11:39 AM Pacific Time

Incorporation Number: **C1210914**

Recognition Date and Time: Continued into British Columbia on May 31, 2019 09:44 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

DIAMEDICA THERAPEUTICS INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
C/O PUSHOR MITCHELL LLP
301 - 1665 ELLIS STREET
KELOWNA BC V1Y 2B3
CANADA

Delivery Address:
C/O PUSHOR MITCHELL LLP
301 - 1665 ELLIS STREET
KELOWNA BC V1Y 2B3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
C/O PUSHOR MITCHELL LLP
301 - 1665 ELLIS STREET
KELOWNA BC V1Y 2B3
CANADA

Delivery Address:
C/O PUSHOR MITCHELL LLP
301 - 1665 ELLIS STREET
KELOWNA BC V1Y 2B3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Lewis, Tanya

Mailing Address:
301 CARLSON PARKWAY, SUITE 210
MINNEAPOLIS MN 55305
UNITED STATES

Delivery Address:
301 CARLSON PARKWAY, SUITE 210
MINNEAPOLIS MN 55305
UNITED STATES

Last Name, First Name, Middle Name:
Pauls, Rick

Mailing Address:
301 CARLSON PARKWAY, SUITE 210
MINNEAPOLIS MN 55305
UNITED STATES

Delivery Address:
301 CARLSON PARKWAY, SUITE 210
MINNEAPOLIS MN 55305
UNITED STATES

Last Name, First Name, Middle Name:
Kuntz, Richard

Mailing Address:
301 CARLSON PARKWAY, SUITE 210
MINNEAPOLIS MN 55305
UNITED STATES

Delivery Address:
301 CARLSON PARKWAY, SUITE 210
MINNEAPOLIS MN 55305
UNITED STATES

Last Name, First Name, Middle Name:
Giuffre, Michael

Mailing Address:
4203 14A STREET SW
CALGARY AB T2T 3Y3
CANADA

Delivery Address:
4203 14A STREET SW
CALGARY AB T2T 3Y3
CANADA

Last Name, First Name, Middle Name:
Semba, Charles Pauling

Mailing Address:
301 CARLSON PARKWAY, SUITE 210
MINNEAPOLIS MN 55305
UNITED STATES

Delivery Address:
301 CARLSON PARKWAY, SUITE 210
MINNEAPOLIS MN 55305
UNITED STATES

Last Name, First Name, Middle Name:
Pilnik, Richard

Mailing Address:
400 ALTON ROAD, APT 1706
MIAMI BEACH FL 33139
UNITED STATES

Delivery Address:
400 ALTON ROAD, APT 1706
MIAMI BEACH FL 33139
UNITED STATES

Last Name, First Name, Middle Name:
Parsons, James

Mailing Address:
1215 IRONWOOD COURT
MISSISSAUGA ON L5C 3R9
CANADA

Delivery Address:
1215 IRONWOOD COURT
MISSISSAUGA ON L5C 3R9
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Voting Common Shares	Without Par Value With Special Rights or Restrictions attached